UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2018

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we” or “us” refer to BioTime, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 28, 2018 BioTime completed its previously announced distribution of approximately 12.7 million shares of common stock of AgeX Therapeutics, Inc. (“AgeX”) to BioTime shareholders on a pro rata basis (the “AgeX Distribution”). Regular way trading of AgeX common stock on the NYSE American began on November 29, 2018 under the symbol AGE.

As a result of the AgeX Distribution, BioTime’s ownership of AgeX was reduced from approximately 14.4 million shares, representing 40.2% of the outstanding shares of AgeX common stock, to approximately 1.7 million shares, representing 4.8% of the outstanding AgeX common stock.

BioTime has filed as an exhibit to this Report an unaudited pro forma condensed combined balance sheet of BioTime as of September 30, 2018, derived from its latest unaudited condensed consolidated balance sheet filed in its Quarterly Report on Form 10-Q, and unaudited pro forma condensed combined statements of operations of BioTime for the nine months ended September 30, 2018 and for the year ended December 31, 2017. The unaudited pro forma condensed combined balance sheet as of September 30, 2018 gives effect to the AgeX Distribution as if the AgeX Distribution had occurred on September 30, 2018. As previously disclosed, effective August 30, 2018 and February 17, 2017, BioTime deconsolidated the financial statements of AgeX (the “AgeX Deconsolidation”) and OncoCyte Corporation (the “OncoCyte Deconsolidation”), respectively. The unaudited pro forma condensed combined statements of operations give effect to the AgeX Deconsolidation and the OncoCyte Deconsolidation, as if both the AgeX Deconsolidation and the OncoCyte Deconsolidation had occurred on January 1, 2017.

Item 9.01 – Financial Statements and Exhibits

(a)	Pro Forma Financial Information

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as at September 30, 2018

(ii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 30, 2018

(iii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year-Ended December 31, 2017

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(b)	Exhibits

Exhibit Number	Description

99.1	Pro Forma Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: December 4, 2018	By:	/s/ Russell Skibsted
Chief Financial Officer

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